SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 29,2004



                             LASERSIGHT INCORPORATED
                             -----------------------

              Exact name of registrant as specified in its charter



                                    DELAWARE

                  State or other jurisdiction of incorporation



         0-19671                                              65-0273162
         -------                                              ----------
   Commission File Number                                   I.R.S. Employer
                                                            Identification No.


                6848 Stapoint Court, Winter Park, Florida 32792
                -----------------------------------------------
                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------

ITEM 5.  OTHER EVENTS

The press release issued by LaserSight Incorporated dated June 29, 2004 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         Exhibit 99        Press Release dated June 29,2004





                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LaserSight Incorporated



Date:  June 29,2004                 By:
                                           /s/Danghui ("David") Liu
                                          ------------------------
                                          Danghui ("David") Liu
                                          President and Chief Executive Officer













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